UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K/A

                            CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) March 13, 2001

             American IR Technologies, Inc. (OTCBB: ATLI)
          (Exact name of Registrant as specified in charter)


           Nevada                    0-31663            88-0440536
 (State or other jurisdiction      (Commission       (I.R.S. Employer
      of incorporation)            File Number)       Identification)

       3080 W. Post Road, Las Vegas, NV.            89118
   (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:    (702) 368-4571


    3110 South Valley View Blvd., Suite 201, Las Vegas, NV. 89102
    (Former name or former address, if changed, since last report)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective March 1, 2001, our board of directors approved a change in the company's independent auditors. Previously, the independent auditing firm of G. Brad Beckstead, CPA had issued reports covering the year ended 1999 on American IR Technologies, Inc. None of the reports of G. Brad Beckstead, CPA on the financial statements of American IR Technologies, Inc. contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, nor have there been at any time, disagreements between American IR Technologies, Inc. and G. Brad Beckstead, CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     We retained the accounting firm of Stark, Tinter & Associates, LLC to serve as our independent accountants to audit our financial statements beginning with the year ended December 31, 2000. This engagement was effective March 7, 2001. Prior to its engagement as our independent auditors, Stark, Tinter & Associates, LLC had not been consulted by us either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on our financial statements or on any other matter that was the subject of any prior disagreement between us and our previous certifying accountants.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Exhibit No. 1: Letter from G. Brad Beckstead, CPA

SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 13, 2001


                         American IR Technologies, Inc.


                         By: /s/ Ron A. Ryan
                            ----------------------
                            Ron A. Ryan, President


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G. Brad Beckstead
Certified Public Accountant
                                     330 E. Warm Springs Rd.
                                         Las Vegas, NV 89119
                                                702.528.1984
                                           425.928.2877 efax




March 13, 2001

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

I was previously principal accountant for American IR Technologies, Inc. (the "Company") and reported on the financial statements of the Company for the year ended December 31, 1999. Effective March 1, 2001, my appointment as principal accountant was terminated. I have read the Company's statements included under Item 4 of its Form 8-K dated March 13, 2001, and I agree with such statements, except that I am not in a position to agree or disagree with the Company's statement that the change was approved by the Audit Committee of the Board of Directors or that Stark Tinter & Associates, LLC was not engaged regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2).

Very truly yours,

/s/ G. Brad Beckstead
------------------------
G. Brad Beckstead, CPA


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